UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                      FEBRUARY 26, 2009 (FEBRUARY 24, 2009)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMPETITIVE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                           1-8696          36-2664428
                           ------          ----------
         (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


          777 COMMERCE DRIVE, SUITE 100, FAIRFIELD, CONNECTICUT 06825
          -----------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (203) 368-6044
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                      N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective February 24, 2009, Competitive Technologies, Inc. (the "Company") entered into a distribution agreement (the "Agreement") with Life Episteme srl granting them exclusive distribution rights in each of 29 countries throughout Europe, Asia, Africa, the Middle East, South America and Oceania for the Company's pain management device. The Company has worldwide rights to the device, and has granted distribution rights to other distributors in India, Korea, Malaysia and Bangladesh.

The Agreement's initial term is for three years, but is automatically extended for one year terms provided that Life Episteme purchases a minimum number of units in the preceding period.

ITEM 8.01.  OTHER EVENTS

In conjunction with the above referenced agreement, on February 24, 2009 Competitive Technologies, Inc. issued the following press release:

COMPETITIVE TECHNOLOGIES' DISTRIBUTION AGREEMENTS NOW
 COVER 45% OF WORLD POPULATION

CTT SIGNS NEW MEDICAL DEVICE DISTRIBUTION AGREEMENT

FAIRFIELD, CT - (FEBRUARY 24, 2009) - COMPETITIVE TECHNOLOGIES, INC. (NYSE ALTERNEXT US: CTT) announced today that it has signed an agreement with Life Epist me srl granting them exclusive distribution rights in each of 29 countries throughout Europe, Asia, Africa, the Middle East, South America and Oceania for CTT's pain management medical device. The device is a non-invasive method for rapid treatment of high-intensity oncologic and neuropathic pain, including pain resistant to morphine and other drugs.


                              [GRAPHIC OMITTED]

                       www.competitivetech.net/pain.html
                       ---------------------------------

"We have seen this innovative device successfully used in Italy, and are proud to be able to bring it to other patients around the world," said Dr. Domenico Pecorini, one of the founders of Life Epist me. "The population in the countries included in our contract totals over 1.7 billion people, about 25% of the world's population. Our network of distributors in strategic centers around the world will facilitate the delivery process for the device."

"Life Epist me provides CTT with a strong and effective global partner," said John B. Nano, CTT's Chairman, President and CEO. "This represents a remarkable opportunity for our innovative pain management medical device. Our exclusive signed distribution agreements for this device now cover over 45% of the world's population and the contractual minimums have a retail sales value of over $25 million for 2009 and about $50 million for 2010. CTT will share in revenue derived from sales of the device to our distributors and both CTT and our distributors expect sales to exceed the contract minimums."

The CTT device has Medical Device CE certification from the European Union allowing sales of the device throughout Europe and several other countries. The review and selection process for additional distributors in other countries is continuing. Approval of CTT's pending FDA 510(k) medical device application will authorize U.S. sales of the device. CTT has exclusive worldwide rights to this patented device. Earlier country-exclusive distribution rights have been granted to Excel Life Sciences, Inc. for

India, to GEOMC Co., Ltd. for Korea, to AG Healthcare for Malaysia, and to Biogene Pharma Limited for Bangladesh.

Life Epist me is a healthcare distribution company formed by Dr. Domenico Pecorini, Vincenzo de Bustis Figarola, and Paolo Pepe for the purpose of distributing CTT's device. Life Epist me has strong government and entrepreneurial connections providing access to the healthcare industry in the multiple countries on their agreement with CTT.

Vincenzo de Bustis Figarola, co-founder of Life Epist me, added, "We are creating a partnership with CTT to revolutionize the treatment of pain in many countries around the world, in line with CTT's strategy of improving healthcare. Our varied experience in business, finance and technology, enables us to work with CTT to accomplish this goal in the contract area.

"This strategic initiative is part of our activity in biotech private equity that has in great consideration the actual and future exceptional technological realization of Prof. Marineo. We would pursue economic targets not excluding social-ethic policies in special arrangements with local governments. The distribution strategy will benefit the support of Bridge International Advisory Company, shortly to be transformed in an advisory bank. Bridge will facilitate the international distribution thanks to its global network arranging local JV in the single region and organizing the financial support."

Developed in Italy by CTT's client, Prof. Giuseppe Marineo, the device was brought to CTT through the efforts of Prof. Giancarlo Elia Valori of the Italian business development group, Sviluppo Lazio S.p.A., and assistance from the Zangani Investor Community . The device, with a biophysical rather than a biochemical approach, uses a multi-processor able to simultaneously treat multiple pain areas by applying surface electrodes to the skin. CTT partner, GEOMC Co., Ltd. of Korea, is producing the device commercially for worldwide distribution. For more information on the device, visit www.CalmareTT.com.
                                                        -----------------

The device has been used on over 3,000 patients in Europe, including at the Pain Management Center at Tor-Vergata University Medical Center in Rome (www.ptvonline.it/uo_ter_ant_ing.asp).
 -----------------------------------

All the training programs for qualified personnel will be held at Fondazione Parco Biomedico San Raffaele in Rome (www.scienceparkrome.eu).
                                      ----------------------

Mr. Nano noted, "We believe that revenue and profits from the pain management medical device will significantly increase CTT's market capitalization. This technology is a prime example of our strategy to connect clinical science to patient care, improving healthcare for mankind."

ABOUT LIFE EPIST ME SRL

The privately held Life Epist me group based in Rome, Italy, was formed in 2009 as a medical device distribution company. The experience of the co-founders, Dr. Domenico Pecorini and Vincenzo de Bustis Figarola, have provided the group with strong relationships in government, business and technology spheres in various countries around the world. Visit Life Epist me's website.

ABOUT COMPETITIVE TECHNOLOGIES, INC.

Competitive Technologies, established in 1968, provides distribution, patent and technology transfer, sales and licensing services focused on the needs of its customers and matching those requirements with commercially viable product or technology solutions. CTT is a global leader in identifying, developing and commercializing innovative products and technologies in life, electronic, nano,
                ------------------------------------
and physical sciences developed by universities, companies and inventors. CTT maximizes the value of intellectual assets for the benefit of its customers, clients and shareholders. Visit CTT's website: www.competitivetech.net
                                               -----------------------

Statements made about our future expectations are forward-looking statements and subject to risks and uncertainties as described in our most recent Annual Report on Form 10-K for the year ended July 31, 2008, filed with the SEC on October 28, 2008, and other filings with the SEC, and are subject to change at any time. Our actual results could differ materially from these forward-looking statements. We undertake no obligation to update publicly any forward-looking statement.

Direct inquiries to:     Johnnie D. Johnson, IR Services, LLC
Tel: 860 434 2465
E-mail: jdjohnson@corpirservices.com
        ----------------------------


ITEM 9.01. EXHIBITS.

The following exhibits are included and attached hereto and incorporated into this Form 8-K by this reference:

10.1 Distribution Agreement between Competitive Technologies, Inc. and Life Episteme srl dated February 24, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    COMPETITIVE TECHNOLOGIES, INC.
                                  (Registrant)

Dated: February 26, 2009          By:  \s\ John B. Nano
                                       ----------------
                                  John B. Nano
                                  Chairman and Chief Executive Officer